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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                  REGISTRATION STATEMENT (NO. 33-23444) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        /X/
                        POST-EFFECTIVE AMENDMENT NO. 10                      /X/
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                                AMENDMENT NO. 13                             /X/

                      VANGUARD ASSET ALLOCATION FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (215) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE
                     pursuant to paragraph (b) of Rule 485
  (acceleration of the effective date to January 15, 1996 has been requested).

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.

     REGISTRANT ELECTS TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24(F )(2) FOR THE YEAR ENDED SEPTEMBER 30, 1995, ON NOVEMBER 17, 1995.

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

                      VANGUARD ASSET ALLOCATION FUND, INC.

                             CROSS REFERENCE SHEET

FORM N-1A
ITEM NUMBER                                                    LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Not Applicable
    Item 3.   Condensed Financial Information...............   Financial Highlights; Performance
                                                               Record
    Item 4.   General Description of Registrant.............   Investment Objective; Investment
                                                               Policies, Investment Risks;
                                                               Investment Limitations; General
                                                               Information
    Item 5.   Management of the Fund........................   Management of the Fund; Investment
                                                               Adviser
    Item 6.   Capital Stock and Other Securities............   Opening an Account and Purchasing
                                                               Shares; Selling Your Shares; The
                                                               Fund's Share Price; Dividends,
                                                               Capital Gains and Taxes; General
                                                               Information
    Item 7.   Purchase of Securities Being Offered..........   Cover Page; Opening an Account and
                                                               Purchasing Shares
    Item 8.   Redemption or Repurchase......................   Selling Your Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

FORM N-1A                                                      LOCATION IN STATEMENT
ITEM NUMBER                                                    OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Management of the Fund
   Item 13.   Investment Objective and Policies.............   Investment Limitations; Description
                                                               of U.S. Government Securities;
                                                               Description of Repurchase Agreements;
                                                               Futures Contracts
   Item 14.   Management of the Fund........................   Management of the Fund
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Management of the Fund
   Item 16.   Investment Advisory and Other Services........   Management of the Fund; Investment
                                                               Advisory Services
   Item 17.   Brokerage Allocation..........................   Not Applicable
   Item 18.   Capital Stock and Other Securities............   General Information
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares
   Item 20.   Tax Status....................................   Not Applicable
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Not Applicable
   Item 23.   Financial Statements..........................   Financial Statements

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--------------------------------------------------------------------------------

LOGO                                              A Member of The Vanguard Group

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROSPECTUS -- JANUARY 15, 1996
--------------------------------------------------------------------------------

NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT -- 1-800-662-7447
(SHIP)
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT -- 1-800-662-2739
(CREW)
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE AND
POLICIES Vanguard Asset Allocation Fund, Inc. (the "Fund") is an open-end diversified investment company that seeks to maximize total return (i.e., capital change plus income). The Fund invests in common stocks, bonds and money market instruments in proportions consistent with their expected returns and risks as evaluated by the Fund's adviser. The Fund should not be considered a complete investment program. There is no assurance that the Fund will achieve its stated objective. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.
--------------------------------------------------------------------------------

OPENING AN
ACCOUNT To open a regular (non-retirement) account, please complete and return the Account Registration Form. If you need assistance in completing this Form, please call our Investor Information Department. To open an Individual Retirement Account (IRA), please use a Vanguard IRA Adoption Agreement. To obtain a copy of this form, call 1-800-662-7447, Monday through Friday from 8:00 a.m. to 9:00 p.m. and Saturday, from 9:00 a.m. to 4:00 p.m. (Eastern time). The minimum initial investment is $3,000 or $1,000 for Uniform Gifts/Transfers to Minors Act accounts. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, the Fund incurs expenses for investment advisory, management, administrative and distribution services.
--------------------------------------------------------------------------------

ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information you should know about the Fund before you
                      invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing
                      additional information about the Fund has been filed with
                      the Securities and Exchange Commission. Such Statement is
                      dated January 15, 1996 and has been incorporated by
                      reference into this Prospectus. A copy may be obtained
                      without charge by writing to the Fund or by calling the
                      Investor Information Department.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                 Page                                       Page                                       Page
Fund Expenses ...................  2       Implementation of Policies .........7      SHAREHOLDER GUIDE
Financial Highlights ...............2      Investment Limitations ............  9     Opening an Account and
Yield and Total Return .............3      Management of the Fund ...........  9      Purchasing Shares .............. 15
                                           Investment Adviser ................ 10     When Your Account Will Be
FUND INFORMATION                           Performance Record ............... 11      Credited ... 18
Investment Objective ..............  4     Dividends, Capital Gains and               Selling Your Shares ............... 18
Investment Policies ................4      Taxes .. 12                                Exchanging Your Shares ........... 20
Investment Risks .................  5      The Share Price of the                     Important Information About
Who Should Invest ................  6      Fund ......... 13                          Telephone Transactions .......... 22
                                           General Information ............... 14     Transferring
                                                                                      Registration .......... 22
                                                                                      Other Vanguard Services ........... 23

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND EXPENSES         The following table illustrates ALL expenses and fees that you would incur as a shareholder of the Fund. The expenses and fees set forth in the table are for the 1995 fiscal year.

                                                    SHAREHOLDER TRANSACTION EXPENSES
                           -----------------------------------------------------------------------------------
                           Sales Load Imposed on Purchases........................................       None
                           Sales Load Imposed on Reinvested Dividends.............................       None
                           Redemption Fees........................................................       None
                           Exchange Fees..........................................................       None
                                                     ANNUAL FUND OPERATING EXPENSES
                           -----------------------------------------------------------------------------------
                           Management & Administrative Expenses...................................       0.31%
                           Investment Advisory Fees...............................................       0.14
                           12b-1 Fees.............................................................       None
                           Other Expenses
                             Distribution Costs.........................................     0.02%
                             Miscellaneous Expenses.....................................      0.02
                                                                                             -----
                           Total Other Expenses...................................................       0.04
                                                                                                        ------
                                    TOTAL OPERATING EXPENSES......................................       0.49%
                                                                                                        ------
                                                                                                        ------

                      The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.

                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Fund charges no redemption fees of any kind.

                                1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                ------       -------       -------       --------
                                  $5          $  16         $  27          $ 62

                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

FINANCIAL
HIGHLIGHTS            The following financial highlights information, for a
                      share outstanding throughout each period, insofar as it relates to each of the five years in the period ended
                      September 30, 1995, has been audited by Price Waterhouse
                      LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which, together with the remaining portions of the Fund's 1995 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional
                      Information and this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's
                      1995 Annual Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1995 Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.

                                                              YEAR ENDED SEPTEMBER 30,
                                               -------------------------------------------------------          NOV. 3, 1988+ TO
                                             1995       1994       1993       1992       1991       1990         SEPT. 30, 1989
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD......  $13.78     $15.08     $13.79     $13.06     $10.93     $12.11            $10.00
                                            ------     ------     ------     ------     ------     ------      ------------
INVESTMENT OPERATIONS
  Net Investment Income...................     .64        .52        .54        .61        .60        .60               .46
  Net Realized and Unrealized Gain (Loss)
    on Investments........................    3.18       (.81)      1.51        .90       2.28      (1.12)             1.90
                                            ------     ------     ------     ------     ------     ------      ------------
    TOTAL FROM INVESTMENT OPERATIONS......    3.82       (.29)      2.05       1.51       2.88       (.52)             2.36
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income....    (.57)      (.48)      (.59)      (.59)      (.62)      (.51)             (.25)
  Distributions from Realized Capital
    Gains.................................      --       (.53)      (.17)      (.19)      (.13)      (.15)               --
                                            ------     ------     ------     ------     ------     ------      ------------
    TOTAL DISTRIBUTIONS...................    (.57)     (1.01)      (.76)      (.78)      (.75)      (.66)             (.25)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD............  $17.03     $13.78     $15.08     $13.79     $13.06     $10.93            $12.11
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................   28.57%     (2.05)%    15.41%     12.16%     27.32%     (4.57)%           23.93%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)......  $1,593     $1,120     $1,003       $502       $265       $160              $107
Ratio of Expenses to Average Net Assets...     .49%       .50%       .49%       .52%       .44%       .50%              .49%*
Ratio of Net Investment Income to Average
  Net Assets..............................    4.41%      3.68%      4.07%      4.95%      5.28%      5.53%             5.53%*
Portfolio Turnover Rate...................      34%        51%        31%        18%        44%        12%               52%

* Annualized.
+ Commencement of operations.
--------------------------------------------------------------------------------

YIELD AND TOTAL
RETURN From time to time the Fund may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of the Fund is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Fund's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over thirty days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Fund to maintain its books and records, and so the advertised thirty-day yield may not fully reflect the income paid to your own account. Additionally, the Fund may compare its performance to that of the Standard & Poor's 500 Composite Stock Price Index.
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE
THE FUND SEEKS TO
MAXIMIZE TOTAL RETURN The objective of the Fund is to maximize total return
                      (i.e., capital change plus income) while exhibiting less investment risk than a portfolio consisting entirely of common stocks. There is no assurance that the Fund will achieve its stated objective.

--------------------------------------------------------------------------------

INVESTMENT
POLICIES
THE FUND INVESTS IN
STOCKS, BONDS AND
MONEY MARKET
INSTRUMENTS IN
VARYING PROPORTIONS   The Fund will allocate its assets among a common stock
                      portfolio, a bond portfolio, and money market instruments.
                      The Fund's adviser, Mellon Capital Management, allocates the Fund's assets among stocks, bonds and money market instruments in proportions which reflect the anticipated returns and risks of each asset class. The estimates of return and risk are developed based upon the adviser's disciplined valuation methodology. There are no limitations on the amount of the Fund's assets which may be allocated to each of the three asset classes (stocks, bonds and money market instruments). The Fund is managed without regard to tax ramifications.

                      In estimating the relative attractiveness of each asset class, the adviser takes into account various factors. Common stocks are evaluated using a "dividend-discount" model. This model provides an estimate of the expected return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") based upon earnings forecasts for companies whose stocks are included in the S&P 500 Index. The expected bond return is the current yield-to-maturity of long-term U.S. Treasury bonds, while the return on money market instruments reflects the current yield on three-month U.S. Treasury bills and long-term inflation forecasts.

                      Once expected return and volatility (risk) estimates are developed for each asset class, the adviser attempts to identify apparent imbalances in the relative pricing of common stocks, bonds and money market instruments, using a computer model. Implicit in the adviser's approach is the belief that such short-term imbalances occur periodically but tend to be corrected fairly quickly. The Fund's allocation among the three asset classes is then structured to take advantage of these perceived imbalances.

                      To implement a particular allocation strategy, the Fund may invest in the following securities: a diversified portfolio of common stocks selected by the adviser to parallel the performance of the S&P 500 Index; long-term U.S. Treasury bonds with maturities generally in excess of 20 years; and selected money market instruments, including repurchase agreements. The Fund may also invest in futures contracts on stock indexes and bonds. See "Implementation of Policies" for a description of the securities in which the Fund invests and other investment practices of the Fund.

                      The Fund is responsible for voting the shares of all securities it holds.

                      The investment objective and policies of the Fund are not fundamental and so may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to a material change in either.
--------------------------------------------------------------------------------

INVESTMENT RISKS
THE FUND IS SUBJECT
TO STOCK AND BOND
MARKET RISK           Depending on the adviser's allocation of the Fund's assets among stocks, bonds and cash reserves, investors in the Fund may be exposed to the market risk of common stocks and bonds.

                      Stock market risk is the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. To illustrate the volatility of domestic stock prices, the following table sets forth the extremes for U.S. stock market returns as well as the average return for the period from 1926 to 1994, as measured by the Standard & Poor's 500 Composite Stock Price Index:


                              AVERAGE ANNUAL U.S. STOCK MARKET RETURNS (1926-1994)
                                           OVER VARIOUS TIME HORIZONS
                                      1 YEAR       5 YEARS       10 YEARS       20 YEARS
                                      ------       -------       --------       --------
                        Best          +53.9 %       +23.9%         +20.1%         +16.9%
                        Worst         -43.3         -12.5          - 0.9          + 3.1
                        Average       +12.2         +10.2          +10.6          +10.7



                      As shown, from 1926 to 1994, U.S. common stocks as measured by the Index provided an average annual total return (capital appreciation plus dividend income) for 10 years, of +10.6%. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.


                      Bond market risk is the potential for fluctuations in the market value of bonds. Bond prices vary inversely with changes in the level of interest rates. When interest rates rise, the prices of bonds fall; conversely, when interest rates fall, bond prices rise. While bonds normally fluctuate less in price than stocks, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices. For example, long-term bond prices fell 48% from December 1976 to September 1981. The risk of bonds declining in value, however, may be offset in whole or in part by the higher level of income that bonds provide.

                      While the Fund invests in stocks, bonds and money market instruments in varying proportions, investors should not construe the Fund as a balanced investment program offering relatively stable allocations among these asset classes. Because the allocation strategy of the adviser may, at certain times, result in a portfolio with a primary emphasis on common stocks, the Fund may from time to time exhibit a level of volatility which is more consistent with a common stock portfolio than a balanced portfolio. However, under normal circumstances, the volatility of the Fund's total return is expected to be less than that of a common stock portfolio, as represented, for example, by the S&P 500 Index.

THE ADVISER MAY FAIL
TO ANTICIPATE MARKET
ADVANCES OR DECLINES  Investors should also be aware that the investment results of the Fund depend upon the adviser's ability to anticipate correctly the relative performance and risk of stocks, bonds and money market instruments. Historical evidence indicates that correctly timing portfolio allocations among these asset classes has been an extremely difficult strategy to implement successfully. While the adviser has substantial experience in asset allocation, there can be no assurance that the adviser will correctly anticipate relative asset class performance in the future on a consistent basis. The Fund's short-term investment results would suffer, for example, if only a small portion of the Fund's assets were allocated to stocks during a significant stock market advance, or if a major portion of its assets were allocated to stocks during a market decline. Similarly, the Fund's short-term investment results would also suffer if the Fund were substantially invested in bonds at a time when interest rates increased.
--------------------------------------------------------------------------------

WHO SHOULD INVEST
LONG-TERM INVESTORS
SEEKING MAXIMUM
TOTAL RETURN          The Fund is designed for investors seeking maximum total
                      return through an investment vehicle which provides an actively managed mix of stocks, bonds and money market instruments. Because the Fund can and may have a large percentage of its portfolio invested in common stocks, investors in the Fund should be willing to accept the risk of an all-stock portfolio, including the potential for sudden, sometimes substantial declines in market value.

                      Due to the risks associated with common stock and bond investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock and bond market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs the Fund has adopted the following policies. The Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund has adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the Fund reserves the right to suspend the offering of its shares.

                      No assurance can be given that the Fund will achieve its objective or that shareholders will be protected from the risk of loss that is inherent in equity investing. Also, there can be no guarantee that the adviser will correctly anticipate fluctuations in the stock and bond markets in its effort to maximize total return while minimizing risk.

                      The Fund should be considered part of a well-rounded investment program and not its sole component. Investors may wish to reduce the potential risk of investing in the Fund by purchasing shares on a regular, periodic basis (dollar-cost averaging) rather than making an investment in one lump sum.
--------------------------------------------------------------------------------

IMPLEMENTATION OF
POLICIES In an effort to maximize its total investment return, the Fund utilizes a number of investment practices.

THE FUND MAY INVEST
IN STOCKS, BONDS
AND MONEY MARKET
INSTRUMENTS           The Fund invests in stocks, bonds and money market
                      instruments in varying proportions. For common stocks, the Fund will invest in a diversified portfolio of common stocks selected to parallel the investment performance of the S&P 500 Index. The Fund may also invest in stock index futures and options to a limited extent, as described below.

                      Bond investments for the Fund will consist of long-term U.S. Treasury bonds (those with maturities generally in excess of 20 years) and, as described below, futures contracts and options on such bonds. As part of its bond portfolio, the Fund may also invest in other long-term "full faith and credit" obligations of the U.S. Government.

                      The money market instruments held by the Fund will have an average weighted maturity of less than 90 days. Money market instruments may include obligations of the United States Government and its agencies and instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

                      A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller -- a U.S. commercial bank or recognized U.S. securities dealer -- sells securities to the Fund and agrees to repurchase the securities at the Fund's cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Fund will have a total value equal to, or in excess of, the value of the repurchase agreement, and will be held by the Fund's Custodian Bank until repurchased.

THE FUND MAY LEND
ITS SECURITIES        The Fund may lend its investment securities to qualified
                      institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

THE FUND MAY BORROW
MONEY UNDER UNUSUAL
CIRCUMSTANCES         The Fund may borrow money, subject to the limitations set
                      forth below, for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require selling securities at a loss.

PORTFOLIO TURNOVER
MAY BE HIGH           Due to the active asset allocation approach employed by
                      the Fund, the Fund's portfolio turnover rate may be high, approximately 100% per year. A 100% portfolio turnover rate would occur, for example, if all of the Fund's securities were replaced within one year.

DERIVATIVE
INVESTING             Derivatives are instruments whose values are linked to or
                      derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.

THE FUND MAY
INVEST IN DERIVATIVE
SECURITIES            The Fund may invest in futures contracts and options, but
                      only to a limited extent. Specifically, the Fund may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit.


                      Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index.


                      The Fund will use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Fund's stock holdings.



THE FUND MAY
INVEST IN CMOS        The Fund may also invest modestly in a fairly conservative class of collateralized mortgage obligations (CMOs) which feature a high degree of cash flow predictability and moderate vulnerability to mortgage prepayment risk. To reduce credit risk, the Fund purchases these less risky classes of collateralized mortgage obligations issued only by agencies of the U.S. Government or privately-issued collateralized mortgage obligations that carry high-quality investment-grade ratings.


FUTURES CONTRACTS
AND OPTIONS POSE
CERTAIN RISKS         The primary risks associated with the use of futures
                      contracts and options are: (i) imperfect correlation between the change in market value of the stocks or bonds held by the Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date.
                      The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, the Fund will segregate cash or cash equivalents in the amount of the underlying obligation.
--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS
THE FUND HAS ADOPTED
CERTAIN FUNDAMENTAL
LIMITATIONS           The Fund has adopted certain limitations in an attempt to
                      reduce its exposure to specific situations. Some of these limitations are that the Fund will not:

                      (a) with respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

                      (b) invest more than 25% of its assets in any one industry;

                      (c) borrow money except from banks (or through reverse repurchase agreements) for temporary or emergency purposes (not leveraging), and then only in an amount not in excess of 15% of the value of the Fund's net assets at the time the borrowing is made. Whenever borrowing exceeds 5% of the value of the Fund's assets, the Fund will not make any additional investments; and

                      (d) pledge, mortgage or hypothecate any of its assets to
                          an extent greater than 5% of its total assets.

                      These investment limitations are considered at the time investment securities are purchased. The investment limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Fund's shareholders.
--------------------------------------------------------------------------------

MANAGEMENT OF
THE FUND
VANGUARD
ADMINISTERS AND
DISTRIBUTES THE FUND  The Fund is a member of The Vanguard Group of Investment
                      Companies, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $170 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1994, the average expense ratio (annual costs including advisory fees divided by average net assets) for the Vanguard funds amounted to approximately .30% compared to an average of 1.05% for the mutual fund industry (data provided by Lipper Analytical Services).

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays a share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard provides distribution and marketing services to the funds. However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------

INVESTMENT
ADVISER
MELLON CAPITAL
MANAGEMENT
MANAGES THE FUND'S
INVESTMENTS           The Fund employs Mellon Capital Management Corporation,
                      595 Market St., Suite 3000, San Francisco, CA 94105, as its investment adviser. Under an investment advisory agreement dated January 15, 1996, the adviser manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investment program. The adviser discharges its responsibilities subject to the control of the Officers and Directors of the Fund.

                      The adviser is a professional counseling firm which manages well-diversified stock and bond portfolios for institutional clients. As of September 30, 1995 the adviser provided investment advisory services to 181 clients and managed assets with an approximate value of $40.3 billion. The adviser's asset allocation strategy was developed by the adviser's Chairman, William Fouse, in 1972, and is used by 76 of its clients and accounts for approximately $10.4 billion of the assets that it manages. For its asset allocation clients, including the Fund, the adviser employs a proprietary asset allocation model in managing client investment portfolios and an indexing approach in selecting individual equity securities. The Fund is one of the adviser's two investment company clients.

                      The adviser was founded in October 1983 by a group of investment professionals from Wells Fargo Bank, including Mr. Fouse. Mr. Fouse has been responsible for overseeing the implementation of the firm's strategy for the Fund since the Fund's inception. The adviser is a wholly-owned subsidiary of MBC Investment Corporation, which itself is a subsidiary of Mellon Bank Corporation.

                      The Fund pays the adviser a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

                                            NET ASSETS
                                       --------------------    RATE
                                                               ----
                                       First $100 million      .200%
                                       Next $900 million       .150%
                                       Next $500 million       .125%
                                       Over $1.5 billion       .100%

                      This fee may be increased or decreased by applying an adjustment formula based on the performance of the Fund relative to the investment record of the S&P 500 Index. The fee payment will be increased (decreased) by an incentive (penalty) of 0.05% of average net assets if the Fund's cumulative investment performance for the thirty-six months preceding the end of the quarter is at least six percentage points above (below) the cumulative investment record of the S&P 500 Index for the same period. For the year ended September 30, 1995, the investment advisory fee paid by the Fund represented an effective annual rate of .15 of 1% of average net assets, before a decrease of .01 of 1% based on performance.

                      The investment advisory agreement authorizes the adviser to select brokers or dealers to execute purchases and sales of the Fund's portfolio securities, and directs the adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions. The full range and quality of brokerage services available are considered in making these determinations.

                      The Fund has authorized the adviser to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided the adviser believes this to be in the best interest of the Fund. Although the Fund does not market its shares through intermediary brokers or dealers, the Fund may place orders with qualified broker-dealers who recommend the Fund to clients if the Officers of the Fund believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                      The Fund's Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new investment adviser pursuant to the terms of a new advisory agreement either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of an advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will only be made upon not less than 30 days prior written notice to shareholders of the Fund which shall include substantially the information concerning the adviser that would have normally been included in a proxy statement.
--------------------------------------------------------------------------------

PERFORMANCE
RECORD The table below provides investment results for the Fund for several periods throughout the Fund's lifetime. The results shown represent "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with respect to the unmanaged Standard & Poor's 500 Composite Stock Price Index, a widely-used barometer of stock market activity, and the Consumer Price Index, a statistical measure of changes in the prices of goods and services. The tables do not make any allowance for federal, state or local income taxes, which shareholders must pay on a current basis.


                      The results should not be considered a representation of the total return from an investment made in the Fund today. This information is provided to help investors better understand the Fund and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.


                          AVERAGE ANNUAL RETURN FOR VANGUARD ASSET ALLOCATION FUND
                        FISCAL PERIODS    VANGUARD ASSET      S&P 500      CONSUMER
                        ENDED 9/30/95     ALLOCATION FUND      INDEX      PRICE INDEX
                        --------------    ---------------     -------     -----------
                        1 Year                 +28.6%          +29.7%         +2.6%
                        5 Years                +15.7           +17.2          +2.9
                        Lifetime*              +13.9           +14.8            --
                        * November 3, 1988, to September 30, 1995.

--------------------------------------------------------------------------------

DIVIDENDS,
CAPITAL GAINS
AND TAXES
THE FUND PAYS SEMI-
ANNUAL DIVIDENDS
AND ANY CAPITAL
GAINS ANNUALLY        The Fund expects to pay dividends semi-annually from
                      ordinary income. Net capital gains distributions, if any, will be distributed annually.

                      In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

                      Dividend and capital gains distributions may be automatically reinvested or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods.

                      The Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Fund from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income and net short-term capital gains will generally qualify in part for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Fund from domestic (U.S.) sources.

                      Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Fund realizes net capital losses.

                      Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Fund. Also, keep in mind that if you purchase shares in the Fund shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                      The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund.

A CAPITAL GAIN OR LOSS
MAY BE REALIZED UPON
EXCHANGE OR
REDEMPTION            A sale of shares of the Fund is a taxable event and may
                      result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

                      Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                      The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

                      The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Fund are exempt from Pennsylvania personal property taxes.

                      The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund. The Fund is managed without regard to tax ramifications.
--------------------------------------------------------------------------------

THE SHARE PRICE
OF THE FUND           The Fund's share price or "net asset value" per share is
                      determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the number of outstanding shares of the Fund. The
                      Fund's net asset value is determined at the close of regular trading (generally, 4:00 p.m. Eastern time) each day the New York Stock Exchange is open for trading.

                      Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Bonds are valued at the latest bid prices and on the basis of a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Pricing services do not always consider each security's bid or last sale price when providing prices. However, prices reflect significant (that is, institutional-sized) transactions of similar securities as well as any developments involving specific securities. Instruments with remaining maturities of 60 days or less are valued at cost (that is, after adding or subtracting any amortized discount or premium), which approximates market value.

                      The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard.
--------------------------------------------------------------------------------

GENERAL
INFORMATION           The Fund is a Maryland corporation. The Articles of
                      Incorporation permit the Directors to issue 1,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Fund is offering one class of shares.

                      The shares of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                      All securities and cash are held by State Street Bank and Trust Company, Boston, MA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and audits its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN
ACCOUNT AND
PURCHASING
SHARES You may open a regular (non-retirement) account, either by mail or wire. Simply complete and return an Account Registration Form and any required legal documentation, indicating the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement or $1,000 for Uniform Gifts/Transfers to Minors Act accounts. You must open a new Individual Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified Retirement Plan. If you need assistance with the forms or have any questions about the Fund, please call our Investor Information Department at 1-800-662-7447.
                      Note: For other types of account registrations (e.g. corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.

                      The Fund's shares are purchased at the next-determined net asset value after your investment has been received. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

PURCHASE
RESTRICTIONS          1) Because of the risks associated with common stock and
                         bond investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Consequently, the Fund reserves the right to reject any specific purchase (and exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.

                      2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to the Vanguard Group.

ADDITIONAL
INVESTMENTS           Subsequent investments to regular accounts may be made by
                      mail ($100 minimum), wire ($1,000 minimum), exchange from
                      another Vanguard Fund account, or Vanguard Fund Express.
                      Subsequent investments to Individual Retirement Accounts
                      may be made by mail ($100 minimum) or exchange from
                      another Vanguard Fund account. In some instances,
                      contributions may be made by wire or Vanguard Fund
                      Express. Please call us for more information on these
                      options.
--------------------------------------------------------------------------------

                                                                    ADDITIONAL INVESTMENTS
                          NEW ACCOUNT                               TO EXISTING ACCOUNTS
PURCHASING BY MAIL        Please include the amount of              Additional investments should
                          your initial investment on the            include the Invest-by-Mail
Complete and sign the     registration form, make your              remittance form attached to your
enclosed Account          check payable to The Vanguard             Fund confirmation statements.
Registration Form         Group-78 and                              Please make your check payable
                          mail to:                                  to The Vanguard Group-78, write
                                                                    your account number on your
                          VANGUARD FINANCIAL CENTER                 check and, using the return
                          P.O. BOX 2600                             envelope provided, mail to the
                          VALLEY FORGE, PA 19482                    address indicated on the Invest-
                                                                    by-Mail Form.
For express or            VANGUARD FINANCIAL CENTER                 All written requests should be
registered mail,          455 DEVON PARK DRIVE                      mailed to one of the addresses
send to:                  WAYNE, PA 19087                           indicated for new accounts. Do
                                                                    not send registered or express
                                                                    mail to the post office box
                                                                    address.

--------------------------------------------------------------------------------
PURCHASING BY WIRE
Money should be
wired to:
BEFORE WIRING
Please contact
Client Services
(1-800-662-2739)                  CORESTATES BANK, N.A.
                                  ABA 031000011
                                  CORESTATES NO. 0101 9897
                                  ATTN VANGUARD
                                  VANGUARD ASSET ALLOCATION FUND
                                  ACCOUNT NUMBER
                                  ACCOUNT REGISTRATION

                      To assure proper receipt, please be sure your bank includes the name of the Fund, the account number Vanguard has assigned to you and the eight-digit CoreStates number. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address after completing your wire arrangement. Note:
                      Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.
--------------------------------------------------------------------------------

PURCHASING BY
EXCHANGE (from a
Vanguard account)     You may open an account or purchase additional shares by
                      making an exchange from another Vanguard Fund account.
                      However, the Fund reserves the right to refuse any
                      exchange purchase request. Call our Client Services
                      Department toll-free at 1-800-662-2739. The new account
                      will have the same registration as the existing account.
--------------------------------------------------------------------------------

PURCHASING BY
FUND EXPRESS
Special Purchase and
Automatic Investment  The Fund Express Special Purchase option lets you move money from your bank account to your Vanguard account at your request. Or if you choose the Automatic Investment option, money will be moved from your bank account to your Vanguard account on the schedule (monthly, bimonthly [every other month], quarterly or yearly) you select. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express service; please wait three weeks before using the service.
--------------------------------------------------------------------------------

CHOOSING A            You must select one of three distribution options:
DISTRIBUTION
OPTION                1. AUTOMATIC REINVESTMENT OPTION -- Both dividends and
                         capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you unless you specify one of the other options.

                      2. CASH DIVIDEND OPTION -- Your dividends will be paid in
                         cash and your capital gains will be reinvested in additional Fund shares.

                      3. ALL CASH OPTION -- Both dividend and capital gains
                         distributions will be paid in cash.

                      You may change your option by calling our Client Services Department (1-800-662-2739).

                      In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.
--------------------------------------------------------------------------------

TAX CAUTION           Under Federal tax laws, the Fund is required to distribute net capital gains and dividend income to Fund
INVESTORS SHOULD      shareholders. These distributions are made to all
ASK ABOUT THE         shareholders who own Fund shares as of the distribution's
TIMING OF CAPITAL     record date, regardless of how long the shares have been
GAINS AND DIVIDEND    owned. Purchasing shares just prior to the record date
DISTRIBUTIONS         could have a significant impact on your tax liability for
BEFORE INVESTING      the year. For example, if you purchase shares immediately
                      prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Fund shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.

                      Prospective investors should, therefore, inquire about potential distributions before investing. The Fund's annual capital gains distributions normally occur in December, while income dividends are generally paid semi-annually in June and December. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
OPTIONAL SERVICES     The easiest way to establish optional Vanguard services on your account is to select the options you desire when you complete your Account Registration Form. If you wish to add shareholder options later, you may need to provide
                      Vanguard with additional information and a signature guarantee. Please call our Client Services Department
                      (1-800-662-2739) for further assistance.

SIGNATURE
GUARANTEES            For our mutual protection, we may require a signature
                      guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A
                      SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES          Share certificates will be issued upon request. If a
                      certificate is lost, you may incur an expense to replace it.

BROKER-DEALER
PURCHASES             If you purchase shares in Vanguard Funds through a
                      registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

CANCELLING TRADES     The Fund will not cancel any trade (e.g., a purchase,
                      exchange, or redemption) believed to be authentic, received in writing or by telephone, once the trade has been received.

ELECTRONIC
PROSPECTUS
DELIVERY If you would prefer to receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format, please call 1-800-231-7870 for additional information. If you elect to do so, you may also receive a paper copy of the prospectus, by calling 1-800-662-7447.
--------------------------------------------------------------------------------


WHEN YOUR
ACCOUNT WILL BE
CREDITED Your trade date is the date on which your account is credited. If your purchase is made by check, Federal Funds wire, or exchange, and is received by the close of regular trading on the New York Stock Exchange, (generally 4:00 p.m. Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.


                      In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
--------------------------------------------------------------------------------

SELLING YOUR
SHARES You may withdraw any portion of the funds in your account by redeeming shares at any time (please see "Important Redemption Information"). You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order.
--------------------------------------------------------------------------------

SELLING BY MAIL       Requests should be mailed to VANGUARD FINANCIAL CENTER,
                      VANGUARD ASSET ALLOCATION FUND, P.O. BOX 1120, VALLEY
                      FORGE, PA 19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard Asset
                      Allocation Fund, 455 Devon Park Drive, Wayne, PA 19087.)

                      The redemption price of shares will be the Fund's net asset value next determined after Vanguard has received all required documents in Good Order.
--------------------------------------------------------------------------------

DEFINITION OF
GOOD ORDER            GOOD ORDER means that the request includes the following:

                      1. The account number and Fund name.
                      2. The amount of the transaction (specified in dollars or
                         shares).
                      3. Signatures of all owners EXACTLY as they are registered on the account.
                      4. Any required signature guarantees.
                      5. Other supporting legal documentation that might be
                         required in the case of estates, corporations, trusts and certain other accounts.
                      6. Any certificates you hold for the account.

                      IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT AT 1-800-662-2739.
--------------------------------------------------------------------------------

SELLING BY TELEPHONE  To sell shares by telephone, you or your pre-authorized representative may call our Client Services Department at 1-800-662-2739. The proceeds will be sent to you by mail. PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 10 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone, by Vanguard Online or, in writing, without the signatures of all account owners. Please see "Important Information About Telephone Transactions."
--------------------------------------------------------------------------------

SELLING BY FUND
EXPRESS
Automatic
Withdrawal
& Special Redemption  If you select the Fund Express Automatic Withdrawal option, money will be automatically moved from your Vanguard Fund account to your bank account according to the schedule you have selected. The Special Redemption option lets you move money from your Vanguard account to your bank account on your request. You may elect Fund Express on the Account Registration Form or call our Investor Information Department at 1-800-662-7447 for a Fund Express application.
--------------------------------------------------------------------------------

SELLING BY EXCHANGE   You may sell shares by making an exchange to another
                      Vanguard Fund account. Please see "Exchanging Your Shares"
                      for details.
--------------------------------------------------------------------------------

IMPORTANT
REDEMPTION
INFORMATION           Shares purchased by check or Fund Express may be redeemed
                      at any time. However, your redemption proceeds will not be paid until payment for the purchase is collected, which
                      may take up to ten calendar days.
--------------------------------------------------------------------------------

DELIVERY OF
REDEMPTION PROCEEDS   Redemption requests received by telephone prior to the
                      close of regular trading on the New York Stock Exchange
                      (generally, 4:00 p.m. Eastern time) are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

                      Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                      Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

                      If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order.

                      The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                      If the Board of Directors determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.
--------------------------------------------------------------------------------

VANGUARD'S AVERAGE
COST STATEMENT        If you make a redemption from a qualifying account,
                      Vanguard will send you an Average Cost Statement which
                      provides you with the tax basis of the shares you
                      redeemed. Please see "Statements and Reports" for
                      additional information.
--------------------------------------------------------------------------------


LOW BALANCE FEE
AND MINIMUM
ACCOUNT BALANCE
REQUIREMENT           Due to the relatively high cost of maintaining smaller
                      accounts, the Fund will automatically deduct a $10 annual fee from non-retirement accounts with balances falling below $2,500 ($1,000 for Uniform Gifts/Transfers to Minors
                      Act accounts). This fee deduction will occur mid-year, beginning in 1996. The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000.
                      In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that the value of your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.


                      Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Portfolio's net asset value).
--------------------------------------------------------------------------------

EXCHANGING YOUR
SHARES
EXCHANGING BY
TELEPHONE
Call Client Services
(1-800-662-2739)      Should your investment goals change, you may exchange your shares of Vanguard Asset Allocation Fund for those of other available Vanguard Funds.

                      In addition to the details below, please see "Important Information About Telephone Transactions."

                      When exchanging shares by telephone, please have ready the Fund name, account number, Social Security number or Employer Identification number listed on the account, and the exact name and address in which the account is registered. Only the registered shareowner may complete such an exchange. Requests for telephone exchanges received prior to the close of the New York Stock Exchange (generally, 4:00 p.m. Eastern time) are processed at the close of business that same day. Requests received after the close of the Exchange are processed the next business day. TELEPHONE EXCHANGES ARE NOT ACCEPTED INTO OR FROM VANGUARD BALANCED INDEX FUND, VANGUARD INDEX TRUST, VANGUARD INTERNATIONAL EQUITY INDEX FUND AND VANGUARD QUANTITATIVE PORTFOLIOS. If you experience difficulty in making a telephone exchange, your exchange request may be made by regular or express mail, and it will be implemented at the closing net asset value on the date received by Vanguard provided the request is received in Good Order.

                      Neither the Fund nor Vanguard is responsible for the authenticity of exchange instructions received by telephone. Investors bear the full risk of any loss arising from unauthorized telephone exchanges. To prohibit telephone exchanges on your account, please notify the Fund in writing. Otherwise, the telephone exchange privilege will be automatically established for your account.
--------------------------------------------------------------------------------

EXCHANGING BY MAIL    Please be sure to include on your exchange request the
                      name and account number of your current Fund, the name of
                      the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account
                      holders. Send your request to VANGUARD FINANCIAL CENTER,
                      VANGUARD ASSET ALLOCATION FUND, P.O. BOX 1120, VALLEY
                      FORGE, PA 19482. (For express or registered mail, send
                      your request to Vanguard Financial Center, Vanguard Asset
                      Allocation Fund, 455 Devon Park Drive, Wayne, PA 19087.)
--------------------------------------------------------------------------------

IMPORTANT EXCHANGE
INFORMATION           Before you make an exchange, you should consider the
                      following:

                      - Please read the Fund's prospectus before making an
                        exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                      - An exchange is treated as a redemption and a purchase.
                        Therefore, you could realize a taxable gain or loss on the transaction.

                      - Exchanges are accepted only if the registrations and the
                        Taxpayer Identification numbers of the two accounts are identical.

                      - The shares to be exchanged must be on deposit and not
                        held in certificate form.

                      - New accounts are not currently accepted in
                        Vanguard/Windsor Fund or Vanguard/PRIMECAP Fund.

                      - The redemption price of shares redeemed by exchange is
                        the net asset value next determined after Vanguard has received the required documentation in Good Order.

                      - When opening a new account by exchange, you must meet
                        the minimum investment requirement of the new Fund.

                      Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.

                      The exchange privilege is only available in states in
                      which the shares of the Fund are registered for sale. The
                      Fund's shares are currently registered for sale in all 50
                      states and the Fund intends to maintain such registration.
--------------------------------------------------------------------------------
EXCHANGE              The Fund's exchange privilege is not intended to afford
PRIVILEGE             shareholders a way to speculate on short-term movements in
LIMITATIONS           the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

                      Exchange activity generally will not be deemed excessive
                      if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT
                      LEAST 30 DAYS APART) from the Fund during any twelve month period. Notwithstanding these limitations, the Fund
                      reserves the right to reject any purchase request
                      (including exchange purchases from other Vanguard
                      portfolios) that is reasonably deemed to be disruptive to
                      efficient portfolio management.
--------------------------------------------------------------------------------
IMPORTANT             The ability to initiate redemptions (except wire
INFORMATION           redemptions) and exchanges by telephone is automatically
ABOUT TELEPHONE       established on your account unless you request in writing
TRANSACTIONS          that telephone transactions on your account not be
                      permitted.

                      To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                      1. SECURITY CHECK. To request a transaction by telephone,
                         the caller must know (i) the name of the Portfolio;
                         (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or Employer Identification number listed on the account.

                      2. PAYMENT POLICY. The proceeds of any telephone
                         redemption by mail will be made payable to the registered shareowner and mailed to the address of record, only.

                      Neither the Fund nor Vanguard will be responsible for the
                      authenticity of transaction instructions received by
                      telephone, provided that reasonable security procedures
                      have been followed. Vanguard believes that the security
                      procedures described above are reasonable and that if such procedures are followed, you will bear the risk of any
                      losses resulting from unauthorized or fraudulent telephone transactions on your account. If Vanguard fails to follow
                      reasonable security procedures, it may be liable for any
                      losses resulting from unauthorized or fraudulent telephone transactions on your account.
--------------------------------------------------------------------------------
TRANSFERRING          You may transfer the registration of any of your Fund
REGISTRATION          shares to another person by completing a transfer form and sending it to: VANGUARD FINANCIAL CENTER, P.O. BOX 1110,
                      VALLEY FORGE, PA 19482, ATTENTION: TRANSFERS DEPARTMENT.
                      The request must be in Good Order. To receive a transfer
                      form and full instructions, please call our Client
                      Services Department (1-800-662-2739).
--------------------------------------------------------------------------------
STATEMENTS AND        Vanguard will send you a confirmation statement each time
REPORTS               you initiate a transaction in your account except for
                      checkwriting redemptions from Vanguard money market accounts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                      Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Fund Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.

                      Financial reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end.
--------------------------------------------------------------------------------

OTHER VANGUARD
SERVICES For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

VANGUARD DIRECT
DEPOSIT SERVICE       With Vanguard's Direct Deposit Service, most U.S.
                      Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account.
                      Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC
EXCHANGE SERVICE      Vanguard's Automatic Exchange Service allows you to move
                      money automatically among your Vanguard Fund accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND
EXPRESS Vanguard's Fund Express allows you to transfer money between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                      Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

VANGUARD DIVIDEND
EXPRESS Vanguard's Dividend Express allows you to transfer your dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or credit union that is a member of the Automated Clearing House (ACH) network. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.

VANGUARD              Vanguard's Tele-Account is a convenient, automated service
TELE-ACCOUNT          that provides share price, price change and yield
                      quotations on Vanguard Funds through any TouchTone(TM)
                      telephone. This service also lets you obtain information
                      about your account balance, your last transaction, and
                      your most recent dividend or capital gains payment. To
                      contact Vanguard's Tele-Account service, dial
                      1-800-ON-BOARD (1-800-662-6273). A brochure offering
                      detailed operating instructions is available from our
                      Investor Information Department (1-800-662-7447).
--------------------------------------------------------------------------------

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                    [VANGUARD ASSET ALLOCATION FUND LOGO]

                    -----------------------------------------------

                    THE VANGUARD GROUP
                     OF INVESTMENT
                     COMPANIES

                    Vanguard Financial Center
                    P.O. Box 2600
                    Valley Forge, PA 19482

                    INVESTOR INFORMATION
                     DEPARTMENT:
                    1-800-662-7447 (SHIP)

                    CLIENT SERVICES
                     DEPARTMENT:
                    1-800-662-2739 (CREW)

                    TELE-ACCOUNT FOR
                     24-HOUR ACCESS:
                    1-800-662-2739 (ON-BOARD)

                    TELECOMMUNICATION SERVICE
                     FOR THE HEARING-IMPAIRED:
                    1-800-662-2738

                    TRANSFER AGENT:
                    The Vanguard Group, Inc.
                    Vanguard Financial Center
                    Valley Forge, PA 19482

                                                                  [FLAG LOGO]

                                        [VANGUARD ASSET ALLOCATION FUND LOGO]

                                            P   R   O  S  P  E  C  T  U  S

                                                   JANUARY 15, 1996


                                               [THE VANGUARD GROUP LOGO]
     P078

--------------------------------------------------------------------------------

                                     PART B

                      VANGUARD ASSET ALLOCATION FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 15, 1996



  This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated January 15, 1996). To obtain the Prospectus please call:


                        Investor Information Department
                             1-800-662-7447 (SHIP)


     TABLE OF CONTENTS                                                                   PAGE
     Investment Limitations............................................................      1
     Purchase of Shares................................................................      2
     Redemption of Shares..............................................................      2
     Management of the Fund............................................................      3
     Performance Measures..............................................................      5
     Total Return......................................................................      6
     Investment Advisory Services......................................................      7
     Portfolio Transactions............................................................      8
     Description of U.S. Government Securities.........................................      8
     Description of Repurchase Agreements..............................................      9
     Futures Contracts.................................................................      9
     Glossary..........................................................................     11
     Financial Statements..............................................................     12


                             INVESTMENT LIMITATIONS

  The following restrictions are fundamental policies and cannot be changed without approval of the holders of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"). The Fund may not under any circumstances:
   1) Borrow money, except from banks (or through reverse repurchase agreements) for temporary or emergency purposes (not leveraging), and then only in an amount not in excess of 15% of the value of the Fund's net assets at the time the borrowing is made. Whenever borrowing exceeds 5% of the value of the Fund's assets, the Fund will not make any additional investments;
   2) With respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;
   3) Invest for the purpose of exercising control of management of any company;
   4) Purchase the securities of any other investment company, except as they may be acquired as part of a merger, consolidation or acquisition of assets or otherwise to the extent permitted by Section 12 of the 1940 Act. The Fund will invest only in investment companies which have investment objectives consistent with those of the Fund;
   5) The Fund will not engage in the business of underwriting securities issued by other persons except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in disposing of portfolio securities. Additionally, the Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (included in this limitation is the Fund's investment in The Vanguard Group, Inc.);
   6) Invest in commodities, except that the Fund may invest in futures contracts, options and options on futures contracts to the extent that not more than 5% of the Fund's assets are required as margin deposit for futures contracts;

   7) Invest in real estate or real estate limited partnership interests although the Fund may purchase and sell securities of companies which invest in real estate, or interests therein;
   8) Purchase securities on margin or sell any securities short except as specified in investment limitation No. 6 above;
   9) Make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (5) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Securities and Exchange Commission thereunder. No loan of securities will be made if, as a result the aggregate of such loans in the Fund would exceed 33 1/3% of the value of the Fund's total assets;
  10) Pledge, mortgage, or hypothecate any of its assets to an extent greater than 5% of its total assets; and
  11) Invest more than 25% of the value of its total assets in any one industry.

  These investment limitations are considered at the time Fund securities are purchased. Although not fundamental policies subject to shareholder vote, as long as the Fund's shares are registered for sale in certain states, it will not
(i) invest in put, call, straddle or spread options except as permitted in investment limitation No. 6, above, (ii) invest in interests in oil, gas or other mineral exploration or development programs, (iii) invest more than 5% of the assets of the Fund, at the time of investment, in the securities of any issuers which have (with predecessors) a record of less than three years' continuous operation, and (iv) purchase or retain any security if (i) one or more officers, trustees or partners of the Fund or its investment adviser individually own or would own, directly or beneficially, more than 1/2 of 1 per cent of the securities of such issuer, and (ii) in the aggregate such persons own or would own more than 5% of such securities.
  Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly-owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Fund and other investment companies. See "Management of the Fund."

                               PURCHASE OF SHARES


  The Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.


                              REDEMPTION OF SHARES

  The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.
  The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Fund's Share Price" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.
  No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

The officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its officers. The following is a list of Directors and officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the Directors and officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.


JOHN C. BOGLE, Chairman and Chief Executive Officer*(1)

  Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group, Director of the Mead Corporation and General Accident Insurance.


JOHN J. BRENNAN, President & Director*(1)

  President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Director
  Chairman and Chief Executive Officer, Rhone-Poulenc Rorer, Inc; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director
  Director of The Great Atlantic and Pacific Tea Company, Alco Standard Corp., Raytheon Company, Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co. and Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, Director
  President, The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and Scott Paper Co.

BURTON G. MALKIEL, Director
  Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Company.
ALFRED M. RANKIN, JR., Director

  Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company and The Standard Products Company.


JOHN C. SAWHILL, Director
  President and Chief Executive Officer, The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co.; and President, New York University; Director of Pacific Gas and Electric Company and NACCO Industries.

JAMES O. WELCH, JR., Director

  Retired Chairman of Nabisco Brands, Inc., retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc.; and Director of Kmart Corporation.


J. LAWRENCE WILSON, Director

  Chairman and Chief Executive Officer of Rohn & Haas Company; Director of Cummins Engine Company; and Trustee of Vanderbilt University.



RAYMOND J. KLAPINSKY, Secretary*

  Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.


RICHARD F. HYLAND, Treasurer*

  Treasurer of The Vanguard Group, Inc., and of each of the invest-ment companies in The Vanguard Group.


KAREN E. WEST, Controller*

  Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
---------------

* Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.


(1) Effective February 1, 1996, Mr. Brennan will succeed Mr. Bogle as Chief Executive Officer of the Fund, The Vanguard Group, Inc. and each of the investment companies in The Vanguard Group. Mr. Bogle will remain Chairman and Director of the Fund, The Vanguard Group, Inc. and each of the investment companies and The Vanguard Group.


  The Fund, is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds.
  Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.
  The Fund's officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

  The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.


  The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. The Fund's Service Agreement provides that: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and (b) there is no limit on the amount that each Vanguard Fund may contribute to Vanguard's capitalization. At September 30, 1995, the Fund had contributed capital of $192,000, representing 1.0% of Vanguard's capitalization.


MANAGEMENT

  Corporate management and administrative services include: (1) executive staff;
(2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended September 30, 1995, the Fund's allocated share of Vanguard's actual net costs of operations relating to management and administrative services (including transfer agency) totaled approximately $3,966,000.


DISTRIBUTION
  Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, acts as Sales Agent for the shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.
  The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

  One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended September 30, 1995, the Fund paid approximately $277,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of .02 of 1% of the Fund's average net assets.


INVESTMENT ADVISORY SERVICES

  Vanguard provides investment advisory services to Vanguard Money Market Reserves, Vanguard Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Admiral Funds, Vanguard Tax-Managed Fund, Vanguard Balanced Index Fund, Vanguard Bond Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, Aggressive Growth Portfolio of Vanguard Horizon Fund, several Portfolios of Vanguard Variable Insurance Fund, a portion of Vanguard/Windsor II, Vanguard Institutional Index Fund, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.


REMUNERATION OF DIRECTORS AND OFFICERS
  The Fund pays each Director who is not also an officer, an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of officers' and employees' salaries and retirement benefits. During the year ended September 30, 1995 the Fund's proportionate share of remuneration paid to all officers of the Fund, as a group, was approximately $45,000 including Directors.


  Retired Directors who are not officers are paid an annual fee based on the number of years of service. The fee is equal to $1,000 for each year of service and each investment company member of The Vanguard Group contributes a proportionate amount to this fee based on its relative net assets. Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each eligible officer's annual compensation plus 5.7% of that part of an eligible officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under its thrift plan, all eligible officers are permitted to make pre-tax contributions in an amount up to 4% of total compensation, subject to federal tax limitations, which are matched by Vanguard on a 100% basis. The Fund's proportionate share of retirement contributions made by Vanguard under its retirement and thrift plans on behalf of all Officers of the Fund, as a group, during the 1995 fiscal year was approximately $1,000.


  The following table provides detailed information with respect to the amounts paid or accrued for the Directors for the fiscal year ended September 30, 1995.



                         VANGUARD ASSET ALLOCATION FUND


                               COMPENSATION TABLE



                              AGGREGATE       PENSION OR RETIREMENT        ESTIMATED          TOTAL COMPENSATION
                             COMPENSATION      BENEFITS ACCRUED AS      ANNUAL BENEFITS     FROM ALL VANGUARD FUNDS
    NAMES OF DIRECTORS        FROM FUND       PART OF FUND EXPENSES     UPON RETIREMENT      PAID TO DIRECTORS(2)
---------------------------  ------------     ---------------------     ---------------     -----------------------
John C. Bogle(1)                   --                   --                       --                      --
John J. Brennan(1)                 --                   --                       --                      --
Barbara Barnes Hauptfuhrer       $529                  $89                  $15,000                 $60,000
Robert E. Cawthorn               $529                  $74                  $13,000                 $60,000
Bruce K. MacLaury                $574                  $88                  $12,000                 $55,000
Burton G. Malkiel                $529                  $59                  $15,000                 $60,000
Alfred M. Rankin, Jr.            $529                  $47                  $15,000                 $60,000
John C. Sawhill                  $529                  $56                  $15,000                 $60,000
James O. Welch, Jr.              $529                  $68                  $15,000                 $60,000
J. Lawrence Wilson               $529                  $49                  $15,000                 $60,000


---------------

(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.


(2) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 34 Vanguard Funds (27 in the case of Mr. MacLaury).


                              PERFORMANCE MEASURES


  Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.


  Each of the investment company members of The Vanguard Group, including Vanguard Asset Allocation Fund, may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

WILSHIRE 5000 EQUITY INDEXES -- consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 67 bonds and 33 preferreds. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market weighted index that contains over 4,000 individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB - or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB - or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate securities rated BBB - or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains over 1,900 individually priced U.S. Treasury, agency, and corporate securities rated BBB - or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (Baa) BOND INDEX -- all publicly offered fixed rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.


LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.


BOND BUYER MUNICIPAL INDEX (20 YEAR) BOND -- is a yield index on current coupon high grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield of four high grade, noncallable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.


COMPOSITE INDEX -- 35% Standard & Poor's 500 Index and 65% Lehman Long-Term Corporate Bond Index.


COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Salomon Brothers High Grade Bond Index.

                                  TOTAL RETURN


  The average annual total return for the Fund for one and five years ended September 30, 1995 and for the period from inception (November 3, 1988) to September 30, 1995 was +28.57%, +15.72% and +13.89%, respectively.

  Total return is computed by determining the average compounded rates of return over the periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.

                          INVESTMENT ADVISORY SERVICES


  The Fund employs Mellon Capital Management Corporation ("MCM"), 595 Market St., Suite 3000, San Francisco, California (the "Adviser") under an investment advisory agreement dated as of January 15, 1996 to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the Fund's investment program. The Adviser discharges its responsibilities subject to the control of the officers and Directors of the Fund.

  The Fund pays the Adviser a Basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:


                                       NET ASSETS            RATE
                              First $100 million...........  .200%
                              Next $900 million............  .150%
                              Next $500 million............  .125%
                              Over $1.5 billion............  .100%



  This fee may be increased or decreased by applying an adjustment formula based on the performance of the Fund's portfolio relative to the investment record of the S&P 500 Index. The fee payment will be increased (decreased) by an incentive (penalty) of 0.05% of average net assets, if the Fund's cumulative investment performance for the thirty-six months preceding the end of the quarter is at least six percentage points above (below) the cumulative investment record of the S&P 500 Index for the same period.


  The agreement will continue until January 14, 1998 and will be renewable thereafter for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Trustees who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Directors of the Fund or by vote of its outstanding voting securities on 60 days' written notice to the Adviser, or (2) by the Adviser upon 90 days' written notice to the Fund.

  The Fund's Board of Directors may, without the approval of shareholders, provide for:
     A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.
     B. A change in the terms of an advisory agreement.
     C. The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.
  Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.
  Because the Adviser provides only investment advisory services to the Fund and has no control over the Fund's expenses, the Adviser has not undertaken to guarantee expenses of the Fund. The officers of the Fund have worked out alternative arrangements with state authorities which do require an expense guarantee.

  DESCRIPTION OF THE ADVISER. The Adviser is a professional counseling firm which manages well diversified stock and bond portfolios for institutional clients. As of June 30, 1995 the Adviser provided investment advisory services to 181 clients and managed assets with an approximate value of $40.3 billion. The Adviser's asset allocation strategy was developed by the Adviser's Chairman, William Fouse, in 1972, and is used by 76 of its clients and accounts for approximately $10.4 billion of the assets that it manages. The Adviser is a wholly-owned subsidiary of MBC Investment Corporation, which itself is a wholly-owned subsidiary of Mellon Bank Corporation. For the fiscal years ended September 30, 1993, September 30, 1994 and September 30, 1995, the Fund paid approximately $1,224,000 ($1,176,000 basic fee increased by $48,000 for performance adjustment), $1,785,000 and $1,954,000 (before a decrease of $131,000 based on performance), respectively, to the Adviser for investment advisory services.

                             PORTFOLIO TRANSACTIONS

  The investment advisory agreement authorizes the Adviser (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Adviser undertakes to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.
  In placing portfolio transactions, the Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Adviser. The Adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.
  The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, the Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund.
  Currently, it is the Fund's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, the Adviser has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.
  Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

  The total brokerage commissions paid by the Fund for the fiscal years ended September 30, 1993, September 30, 1994 and September 30, 1995, totaled $288,270, $482,595, and $92,177 respectively.

  Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed equitable by the Adviser.

DESCRIPTION OF U.S. GOVERNMENT SECURITIES
  As used in this prospectus, the term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term also refers to "repurchase agreements" collateralized by such securities.
  U.S. Treasury Securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and the U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

  Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.
  An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and the Federal National Mortgage Association.

DESCRIPTION OF REPURCHASE AGREEMENTS
  Repurchase agreements are transactions by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.
  The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

                               FUTURES CONTRACTS

  The Fund may enter into stock index and fixed-income futures contracts, stock index and fixed income options, and options on such futures contracts to remain fully invested, to reduce transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or index at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.
  Although many fixed-income futures contracts call for actual delivery or acceptance of the underlying securities at a specified date (stock index futures contracts do not permit delivery of securities), the contracts are normally closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.
  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.
  After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities currently owned or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

  Regulations of the CFTC applicable to the Portfolio require that all of its futures transactions constitute bona fide hedging transactions. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.


RESTRICTIONS ON THE USE OF FUTURES CONTRACTS
  The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Portfolio's total assets.

RISK FACTORS IN FUTURES TRANSACTIONS
  Positions in futures may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.
  A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.
  The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund also bears the risk that the Adviser will incorrectly predict future market trends. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.
  Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.
  Most futures exchanges limit the amount of fluctuation permitted in some futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS
  The Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.
  In order for the Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held less than three months for the purpose of the 30% test.

  The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes including unrealized gains at the end of the Fund's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the payments.


GLOSSARY

a. HISTORICAL MARKET RETURNS -- Total returns of broad asset class benchmarks. As examples, the returns of well-known benchmarks for domestic stocks, bonds, and money market instruments are given below.


                                                                  MONEY MARKET
    ASSET CLASS      COMMON STOCKS            BONDS               INSTRUMENTS

                   STANDARD & POOR'S
                  500 COMPOSITE STOCK     LEHMAN BROTHERS            90 DAY
     BENCHMARK        PRICE INDEX       LONG TREASURY INDEX   U.S. TREASURY BILLS
        1978               6.5%                 -1.4%                  7.1%
        1979              18.4                  -0.5                  10.0
        1980              32.4                  -2.9                  11.4
        1981              -4.9                   0.4                  14.7
        1982              21.5                  41.8                  10.9
        1983              22.5                   2.0                   9.0
        1984               6.2                  14.8                  10.0
        1985              31.6                  31.6                   7.8
        1986              18.6                  24.1                   6.2
        1987               5.2                  -2.7                   5.9
        1988              16.5                   9.2                   6.8
        1989              31.6                  18.9                   8.6
        1990              -3.1                   6.3                   7.9
        1991              30.4                  18.5                   5.8
        1992               7.6                   8.0                   3.6
        1993              10.1                  17.3                   3.1
        1994               1.3                  -7.6                   4.2
        1995(9/30)        29.7                  20.8                   4.3


b. ASSET ALLOCATION -- Asset allocation -- in its most generic sense -- is the allotment of an investor's monies to broad asset classes such as stocks or bonds. Investors establish percentage allocation guidelines for stocks, bonds, and money market instruments which are consistent with their particular long-term investment needs. These needs will include current income, potential growth in capital, and willingness to accept risk.
  In implementing their asset allocation targets, some investors attempt to maintain a stable mix -- such as 50% stocks and 50% bonds -- while others will actively manage the stock/bond mix in pursuit of higher returns, lower risk, or other investment objectives. The key difference between investors who maintain a stable mix and those who actively change allocations is their willingness to forecast the risks and returns of individual asset classes, their forecasting abilities, and their comfort in making investment decisions based upon such forecasts. Historically, investors who actively managed

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

the mix based upon conjecture have often underperformed both investors with relatively stable allocations and investors with logical, disciplined methods for assessing relative value and risk. Institutional investors commonly refer to active asset allocation approaches which are based upon disciplined methodologies as tactical asset allocation.

                              FINANCIAL STATEMENTS


  The Fund's financial statements, including the financial highlights for each of the five fiscal years in the period ended September 30, 1995, appearing in the Fund's 1995 Annual Report to Shareholders and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference into this Statement of Additional Information.
The Fund's 1995 Annual Report to Shareholders is enclosed with this Statement of Additional Information.


                                       12